UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

Pelican Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42666	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 304 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	PELIU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	PELI	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	PELIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 27, 2025, Pelican Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 7,500,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share, of the Company (the “Ordinary Shares”), and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of the Company’s initial business combination (the “Rights”). The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $75,000,000.

In connection therewith and the closing of the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1, as amended (File No. 333- 286452) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 9, 2025 (the “Registration Statement”) and declared effective by the Commission on May 22, 2025:

●	Underwriting Agreement, dated May 22, 2025, by and between the Company and EarlyBirdCapital, Inc. (the “Underwriting Agreement”), a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference;

●	Business Combination Marketing Agreement, dated May 22, 2025, by and between the Company and EarlyBirdCapital, Inc.;

●	Rights Agreement, dated May 22, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference;

●	Letter Agreement, dated May 22, 2025, by and among the Company, its officers and directors, and Pelican Sponsor LLC (the “Sponsor”), a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference;

●	Investment Management Trust Agreement, dated May 22, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference;

●	Registration Rights Agreement, dated May 22, 2025, by and between the Company, the Sponsor and EarlyBirdCapital, Inc., a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference;

●	Indemnity Agreement, dated May 22, 2025, by and between the Company and Robert Labbe, a form of which is filed as Exhibit 10.4 hereto and incorporated herein by reference;

●	Indemnity Agreement, dated May 22, 2025, by and between the Company and Ping Zhang, a form of which is filed as Exhibit 10.4 hereto and incorporated herein by reference;

●	Indemnity Agreement, dated May 22, 2025, by and between the Company and Daniel M. McCabe, a form of which is filed as Exhibit 10.4 hereto and incorporated herein by reference;

●	Indemnity Agreement, dated May 22, 2025, by and between the Company and Qi Gong, a form of which is filed as Exhibit 10.4 hereto and incorporated herein by reference;

●	Share Escrow Agreement, dated May 22, 2025, by and by and between the Company, the Sponsor and Continental Stock Transfer & Trust Company a copy of which form is filed as Exhibit 10.5 hereto and incorporated herein by reference; and

●	Private Placement Units Purchase Agreement, dated May 22, 2025, by and between the Company and the Sponsor, a copy of which is filed as Exhibit 10.6 hereto and incorporated herein by reference.

●	Private Placement Units Purchase Agreement, dated May 22, 2025, by and between the Company and EarlyBirdCapital, Inc. a copy of which is filed as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement (the “Private Placement”) of an aggregate of 276,250 Units (201,250 Units to the Sponsor and 75,000 Units to EarlyBirdCapital and its designees) (the “Placement Units”), each Placement Unit consisting of one Ordinary Share and one Right, at a price of $10.00 per Placement Unit, generating total proceeds of $2,762,500. The Placement Units (and the underlying securities) are identical to the Units (and the underlying securities) sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2025, in connection with the IPO, Ping Zhang, Daniel M. McCabe and Qi Gong (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective May 22, 2025, each of Directors were also appointed to the Board’s Audit Committee and Compensation Committee.

The Directors will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. They will also be indemnified for certain claims as set forth in the Indemnity Agreements entered into with the Company as described above in Item 1.01.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any Director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On May 22, 2025, the Company adopted its Second Amended and Restated Memorandum and Articles of Association. The Second Amended and Restated Memorandum and Articles of Association is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 8.01 Other Events.

A total of $75,000,000 of the net proceeds from the IPO and the Private Placement were placed in a U.S.-based trust account established for the benefit of the Company’s public shareholders and maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $50,000 of interest to pay dissolution expenses), the Second Amended and Restated Memorandum and Articles of Association and the trust agreement among the company and Continental Stock Transfer & Trust Company provide that the proceeds from this offering will not be released from the trust account until the earliest of (a) the completion of our initial business combination; (b) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Second Memorandum and Articles of Association to (i) modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 15 months from the consummation of this offering or (ii) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; and (c) the redemption of our public shares if we are unable to complete our initial business combination within 15 months from the consummation of this offering, subject to applicable law.

Copies of the press releases issued by the Company announcing the pricing of the IPO and the closing of the IPO are filed as Exhibits 99.1 and 99.2, respectively, hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 22, 2025, by and between the Company and EarlyBirdCapital, Inc.

1.2	Business Combination Marketing Agreement, dated May 22, 2025, by and between the Company and EarlyBirdCapital, Inc.

3.1	Second Amended and Restated Memorandum and Articles of Association

4.1	Rights Agreement, dated May 22, 2025, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated May 22, 2025, by and among the Company, its officers and directors, and Pelican Sponsor LLC

10.2	Investment Management Trust Agreement, dated May 22, 2025, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated May 22, 2025, by and between the Company, Pelican Sponsor LLC and EarlyBirdCapital, Inc.

10.4	Form of Indemnity Agreement, dated May 22, 2025, by and between the Company and each director and officer of the Company

10.5	Share Escrow Agreement, dated May 22, 2025, by and between the Company, Pelican Sponsor LLC and Continental Stock Transfer & Trust Company

10.6	Private Placement Unit Purchase Agreement, dated May 22, 2025, by and between the Company and the Sponsor

10.7	Private Placement Unit Purchase Agreement, dated May 22, 2025, by and between the Company and EarlyBirdCapital, Inc.

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pelican Acquisition Corporation

Date: May 28, 2025	By:	/s/ Robert Labbe
	Name:	Robert Labbe
	Title:	Chief Executive Officer

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